COMMON STOCK                                         COMMON STOCK

          Number: MED                                                Shares
                      ---                                        ---

                                                          CUSIP 58501J 10 0

                       Incorporated Under the Laws of Delaware

                            MEDLEY CREDIT ACCEPTANCE CORP.


            This Certifies that                                       is
                                -------------------------------------
          the owner of                                fully paid and non
                       ------------------------------
          -assessable shares of Common Stock, $.01 par value, of MEDLEY CREDIT ACCEPTANCE CORP. transferable on the books of the Corporation in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed.

            This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Corporation's Amended and Restated Certificate of Incorporation and any amendments thereof, copies of which are on file with the Transfer Agent, to all the provisions of which the holder hereof by acceptance of this certificate assents.

            This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

            WITNESS the facsimile signatures of its duly authorized officers.



          ---------------------------     ---------------------------------
          President                            Secretary


         Countersigned and Registered: American Stock Transfer & Trust Company
                                                   Transfer Agent

          By:
             ---------------------------------------
             Authorized Signature

                            MEDLEY CREDIT ACCEPTANCE CORP.

            The Corporation will furnish to each shareholder who so requests in writing and without charge a summary of the designations, preferences, limitations, and relative rights applicable to each class of the Corporation's stock authorized to be issued, the variations in preferences, limitations, and rights determined for each series thereof, and the authority of the Board of Directors to determine variations for future classes or series. Such requests may be made to the Secretary of the Corporation.

            The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM-    as tenants   UNIF GIFT/TRANS MIN ACT-
            in common                             ----------------------
                                                        (Cust)
                             Custodian
TEN ENT-    as tenants                -------------------------------
            by the                               (Minor)
            entireties

JT TEN-     as joint
            tenants with
            right of
            survivorship     under Uniform Gifts/Transfers to Minors
            and not as       Act
            tenants in           ------------------------------------
            common                       (State)



          Additional abbreviations may also be used though not in the above list.


          FOR VALUE RECEIVED,                                hereby sell(s)
                              ------------------------------
          and transfer(s) unto



           PLEASE INSERT SOCIAL
           SECURITY OR OTHER
           IDENTIFYING NUMBER OF
           ASSIGNEE

          ------------------------

          -----------------------------------------------------------------

          -----------------------------------------------------------------
                PLEASE PRINT OR TYPWRITE NAME AND ADDRESS OF ASSIGNEE

          -----------------------------------------------------------------


          -----------------------------------------------------------------

                                                                     Shares
          -----------------------------------------------------------

          of the capital stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

                                                             Attorney to
          ---------------------------------------------------

          transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


          Dated,                         X
                 -----------------       ----------------------------------

                                         X
                                         ----------------------------------
                                          NOTICE: THE SIGNATURE(S) TO THIS
                                          ASSIGNMENT MUST CORRESPOND WITH
                                          THE NAMES(S) AS WRITTEN UPON THE
                                          FACE OF THE CERTIFICATE, IN EVERY
                                          PARTICULAR, WITHOUT ALTERATION OR
                                          ENLARGEMENT, OR ANY CHANGE
                                          WHATSOEVER.


          SIGNATURE GUARANTEED:
                                -------------------------------------------
                                THE SIGNATURES(S) SHOULD BE GUARANTEED BY
                                AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS,
                                STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                APPROVED SIGNATURE GUARANTEE MEDALLION
                                PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

          KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.